BROWN ADVISORY FUNDS

Brown Advisory Growth Equity Fund
 (the “Fund”)

Supplement dated June 15, 2018
to the Summary Prospectus, Prospectus and Statement of Additional Information dated
October 31, 2017

Effective as of July 1, 2018, Brown Advisory LLC, the investment adviser to the Fund (the “Adviser”), has voluntarily agreed to a reduced investment advisory fee payable by the Fund by implementing a new breakpoint structure.

Under the new voluntary breakpoint structure, the Adviser is entitled to an advisory fee at the annual rate of 0.60% of the first $1.5 billion of the Fund's average daily net assets, 0.55% of the Fund's average daily net assets over $1.5 billion to $3 billion, 0.50% of the Fund’s average daily net assets over $3 billion to $6 billion, and 0.45% of the Fund's average daily net assets over $6 billion, computed daily and payable monthly.

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Please retain this supplement for your reference.